UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GENTEX CORPORATION
__________________________________________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENTEX CORPORATION

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Your **Vote** Counts!

GENTEX CORPORATION

2025 Annual Meeting

Vote by May 14, 2025
11:59 PM ET

You invested in GENTEX CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 15, 2025
4:30 PM EDT

The Pinnacle Center
3330 Highland Drive
Hudsonville, Michigan

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Mr. Joseph Anderson 02) Ms. Leslie Brown 03) Mr. Garth Deur 04) Mr. Steve Downing 05) Dr. Billy Pink 06) Mr. Richard Schaum 07) Ms. Kathleen Starkoff 08) Mr. Brian Walker 09) Dr. Ling Zang	For
2. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2025.	For
3. To approve, on an advisory basis, compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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